Exhibit 99.2

Talon Real Estate Holding Corp.

Pro Forma Consolidated Financial Statements

(Unaudited)

As previously announced, on July 2, 2014, Talon OP, L.P. (“Talon OP”), a Minnesota limited partnership and the entity through which Talon Real Estate Holding Corp. (the “Company”) conducts substantially all of its business, entered into a contribution agreement with Jackson I, LLC, 3014-20, LLC, Fairfield Apartments, LLC, 4330, LLC and Lakes Area Properties, LLC (the “Contributors”) and acquired (the “Acquisition”) the First Trust Center building and certain other assets located at 180 5th Street East, St. Paul, MN (the “Property”) into Talon First Trust, LLC, a wholly-owned subsidiary of Talon OP.  The consideration for the Property consists of (i) $32 million of cash, (ii) 30,000 preferred units of Talon OP and (iii) 4 million common units of Talon OP. The acquisition closed on July 2, 2014.

The accompanying unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2014 reflects the Acquisition as if the purchase had occurred on June 30, 2014. The unaudited Pro Forma Statement of Operations for the six months ended June 30, 2014 and the year ended December 31, 2013 reflects the Acquisition as if the purchase had occurred on January 1, 2013. The Pro Forma Consolidated Balance Sheet and Consolidated Statement of Operations for the six months ended June 30, 2014 of the Company, prior to the Acquisition has been derived from the unaudited Consolidated Balance Sheet and Consolidated Statement of Operations included in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2014, filed with the SEC on August 14, 2014. The accompanying unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2013 of the Company, prior to the Acquisition was derived from the unaudited Consolidated Statement of Operations for the year ended December 31, 2013 included in the Company’s filing on Form 10-K filed with the SEC on March 31, 2014.

Pro forma information is intended to provide investors with information about the impact of transactions by showing how specific transactions might have affected historical financial statements, illustrating the scope of the change in the historical financial position and results of operations. The adjustments made to historical financial information give effect to events that are directly attributable to the acquisition of the property and are factually supportable. The Unaudited Pro Forma Consolidated Financial Statements are prepared in accordance with Article 11 of Regulation S-X.

The Unaudited Pro Forma Consolidated Financial Statements set forth below are not fact and there can be no assurance that the Company’s results would not have differed significantly from those set forth below if the acquisition had actually occurred on January 1, 2013. Accordingly, the Unaudited Pro Forma Consolidated Financial Statements are presented for illustrative purposes only and do not purport to represent, and are not necessarily indicative of, what our actual financial position and results of operations would have been had the acquisition of the property occurred on the date indicated, nor are they indicative of our future financial position or results of operations. Readers are cautioned not to place undue reliance on such information and the Company makes no representations regarding the information set forth below or its ultimate performance compared to it. The Unaudited Pro Forma Consolidated Financial Statements exclude any non-recurring charges or credits directly attributable to the acquisition.

TALON REAL ESTATE HOLDING CORP

UNAUDITED PRO FORMA CONSOLIDATED

CONDENSED BALANCE SHEET

AS OF JUNE 30, 2014

	Talon Real Estate Holding Corp	First Trust Building		Pro Forma Adjustments		Pro Forma Combined

ASSETS
Land	$4,950,000	$3,447,000	(a)	$-		$8,397,000
Land improvements	140,000	-		-		140,000
Building & improvements	15,893,290	29,219,000	(a)	-		45,112,290
Equipment	28,864	-		-		28,864
Total property and equipment	21,012,154	32,666,000		-		53,678,154
Less: Accumulated depreciation	(1,909,259)	-		-		(1,909,259)
Net Property and Equipment	19,102,895	32,666,000		-		51,768,895

Cash	10,211	-		-		10,211
Deposits	66,091	-		-		66,091
Accounts receivable, net	28,554	-		-		28,554
Deferred rents receivable	44,012	-		-		44,012
Restricted escrows & reserves	587,991	-		1,129,691	(b)	1,717,682
Prepaid insurance	-	-		113,076	(e)	113,076
Deferred financing costs, net	473,338	-		641,028	(c)	1,114,366
Intangible assets, net	969,312	7,334,000	(a)	-		8,303,312
Other assets	-	-		20,444	(e)	20,444
TOTAL ASSETS	$21,282,404	$40,000,000		$1,904,239		$63,186,643

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
LIABILITIES
Notes payable	$16,320,386	$32,000,000	(d)	$1,140,000		$49,460,386
Notes payable - related party	200,000	-		-		200,000
Prepaid rent	-	-		706,523	(e)	706,523
Accounts payable	852,556	-		19,992	(e)	872,548
Accrued expenses	585,957	-		-		585,957
Tenant security deposits	143,650	-		37,724	(e)	181,374
Accrued interest	81,945	-		-		81,945
Redeemable preferred 6% OP units	-	3,000,000	(f)	-		3,000,000
Total Liabilities	18,184,494	35,000,000		1,904,239		55,088,733

SHAREHOLDERS' EQUITY (DEFICIT)
Preferred shares outstanding at $.001 par value; authorized 10,000,000 shares; none issued or outstanding as of June 30, 2014	$-	$-		$-		$-
Common shares outstanding at $.001 par value; authorized 90,000,000 shares; 16,693,522 issued and outstanding as of June 30, 2014	16,693	-		-		16,693
Additional paid in capital	951,016	-		-		951,016
Accumulated income (loss)	(3,028,681)	-		-		(3,028,681)
Total Talon Real Estate Holding Corp. shareholders' equity (deficit)	(2,060,972)	-		-		(2,060,972)
Noncontrolling interests - Operating Partnership	6,468,359	5,000,000	(g)	-		11,468,359
Noncontrolling interests - consolidated real estate entities	(1,309,477)	-		-		(1,309,477)
TOTAL SHAREHOLDERS' EQUITY (DEFICIT)	3,097,910	5,000,000		-		8,097,910
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY (DEFICIT)	$21,282,404	$40,000,000		$1,904,239		$63,186,643

The accompanying notes are an integral part of these Unaudited Pro Forma Consolidated Financial Statements.

Notes and management's assumptions to Unaudited Pro Forma Condensed Consolidated Financial Statements

(a)  The acquisition of the First Trust Building was accounted for using preliminary estimates of the fair value of the tangible and intangible assets acquired and liabilities assumed in connection with the acquisition and are subject to change.

(b)  Reflects cash deposited into escrows in connection with the acquisition financing.

(c ) Reflects acquisition costs incurred upon closing of the transaction.

(d) Reflects notes entered into at time of acquisition.

(e) Reflects other assets and liabilities assumed in connection with the acquisition.

(f)  Reflects issuance of 6% Cumulative Redeemable Preferred Talon OP units in connection with the acquisition.

(g) Reflects issuance of Talon OP common units in connection with the acquisition.

TALON REAL ESTATE HOLDING CORP

UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

	Six Months Ended June 30, 2014
	Talon Real Estate Holding Corp	First Trust Building		Pro Forma Adjustments		Pro Forma Combined

REVENUE
Rent	$330,818	$2,547,479		$320,017	(d)	$3,198,314
Tenant reimbursement	155,799	1,439,787		-		1,595,586
Other income	1,330	77,579		-		78,909
Total Revenue	487,947	4,064,845		320,017		4,872,809

EXPENSES
General and administrative	205,632	-		-		205,632
Salary and compensation	773,609	-		-		773,609
Professional	141,657	-		-		141,657
Property operating expenses	65,610	2,611,209		-		2,676,819
Real estate taxes & insurance	106,748	583,612		-		690,360
Depreciation and Amortization	181,574	-		1,508,994	(a)	1,690,568
Total Expenses	1,474,830	3,194,821		1,508,994		6,178,645

Operating Loss	(986,883)	870,024		(1,188,977)		(1,305,836)

Interest Expense	(203,559)	-		(1,063,948)	(b)	(1,267,507)

NET LOSS	(1,190,442)	870,024		(2,252,925)		(2,573,343)

Net income (loss) attributable to noncontrolling interest - Operating Partnership	(30,461)	218,376	(c)	(565,484)	(c)	(377,569)
Net income (loss) attributable to noncontrolling interests - consolidated real estate entities	(98,124)	-		-		(98,124)

NET LOSS ATTRIBUTABLE TO TALON REAL ESTATE HOLDING CORP.	$(1,061,857)	$651,648		$(1,687,441)		$(2,097,650)

Income (Loss) per share basic and diluted						$(0.13)
Basic and diluted weighted average shares outstanding						15,966,006

The accompanying notes are an integral part of these Unaudited Pro Forma Condensed Consolidated Financial Statements.

(a) Reflects depreciation and amortization expense from preliminary estimates of fair value for tangible and intangible assets at acquisition that are subject to change.

(b) Reflects interest expense for the period on the loans and preferred units entered into at acquisition as if entered at January 1, 2013.

(c) Reflects the noncontrolling interest from the issuance of 4,000,000 Talon OP, LP common units at acquisition.

(d) Reflects adjustment to straight-line rent revenue for tenant concessions included in building's historical financials for the period.

TALON REAL ESTATE HOLDING CORP

UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

	Year Ended December 31, 2013
	Talon Real Estate Holding Corp	First Trust Building		Pro Forma Adjustments		Pro Forma Combined

REVENUE
Rent	$433,196	$5,095,466		$640,034	(d)	$6,168,696
Tenant reimbursement	104,275	3,063,552		-		3,167,827
Other income	6,763	151,928		-		158,691
Total Revenue	544,234	8,310,946		640,034		9,495,214

EXPENSES
General and administrative	232,796	-		-		232,796
Salary and compensation	439,950	-		-		439,950
Professional	567,844	-		-		567,844
Property operating expenses	60,024	4,937,887		-		4,997,911
Real estate taxes & insurance	144,167	1,088,061		-		1,232,228
Depreciation and Amortization	262,403	-		3,017,988	(a)	3,280,391
Total Expenses	1,707,184	6,025,848		3,017,988		10,751,120

Operating Loss	(1,162,950)	2,284,998		(2,377,954)		(1,255,906)

Interest Expense	(298,025)	-		(2,112,016)	(b)	(2,410,041)

NET LOSS	(1,460,975)	2,284,998		(4,489,970)		(3,665,947)

Net income (loss) attributable to noncontrolling interest - Operating Partnership	-	598,669	(c)	(1,176,372)	(c)	(577,703)
Net income (loss) attributable to noncontrolling interests - consolidated real estate entities	(170,346)	-		-		(170,346)

NET LOSS ATTRIBUTABLE TO TALON REAL ESTATE HOLDING CORP.	$(1,290,629)	$1,686,329		$(3,313,598)		$(2,917,898)

Income (Loss) per share basic and diluted						$(0.19)
Basic and diluted weighted average shares outstanding						15,281,886

The accompanying notes are an integral part of these Unaudited Pro Forma Condensed Consolidated Financial Statements.

(a) Reflects depreciation and amortization expense from preliminary estimates of fair value for tangible and intangible assets at acquisition that are subject to change.

(b) Reflects interest expense for the period on the loans and preferred units entered into at acquisition as if entered at January 1, 2013.

(c) Reflects the noncontrolling interest from the issuance of 4,000,000 Talon OP, LP common units at acquisition.

(d) Reflects adjustment to straight-line rent revenue for tenant concessions included in building's historical financials for the period.